                                                                    EXHIBIT 10.8

                              REVOLVING CREDIT NOTE



$1,000,000.00                                       Date: as of January 7, 1997
Chicago, Illinois                                   Due:  June 30, 1997


         On or before the Maturity Date, HouTex Metals Company, Inc., a Texas corporation ("Borrower"), whose address is 21 Japhet Street, Houston, Texas 77020, for value received, promises to pay to the order of Metal Management, Inc., a Delaware corporation (hereinafter, together with any holder hereof, called "Lender"), whose address is 500 North Dearborn, Suite 405, Chicago, Illinois 60610, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) or if less, the aggregate unpaid principal amount of all Advances under this Revolving Credit Note (this "Note") made available to Borrower by Lender pursuant hereto. The unpaid principal amount hereof shall bear interest at the rate of the Prime Rate plus one percent (1.0%) per annum; provided, however, that after the occurrence and during the continuance of an Event of Default, the unpaid principal amount hereof shall bear interest at the rate of the Prime Rate plus four percent (4.0%) per annum.

         This Note evidences a revolving loan (the "Loan") which shall be made available to Borrower by Lender from time to time on and after the date hereof through the day immediately preceding the Maturity Date in the maximum principal amount outstanding at any one time equal to $1,000,000.00 from the date hereof through the day immediately preceding the Maturity Date. Borrower may reborrow all or any portion of the Loan that is repaid or prepaid. This Loan may be prepaid or repaid in whole or in part at any time without premium or penalty. The "Maturity Date" means the earliest of: (i) June 30, 1997 (or September 30, 1997, if the "Extended Maturity Date" is in effect under the "Loan Agreement" defined below); (ii) the date on which the Maximum Revolving Loan Amount under the Loan Agreement is increased to or exceeding $5,500,000.00; or (iii) the date ninety (90) days after Metal Management, Inc. ceases to own all of the issued and outstanding capital stock of Borrower.

         Each request for an Advance hereunder shall be irrevocable and shall be made by Borrower in writing or by telephone. If a request for an Advance is made prior to 1:00 p.m. Chicago time on a Business Day, then such Advance shall be made by Lender on the date of such request. If such request is made at or after 1:00 p.m. Chicago time, then such Advance shall be made by Lender on the next Business Day. Each request for an Advance shall be deemed a certification by Borrower that no Event of Default exists or will be created if the requested Advance is made. Lender shall not be obligated to make any Advance if: (i) an Event of Default exists or will be created if the requested Advance is made; or
(ii) after making such Advance, the outstanding aggregate principal amount of the Loan will exceed $1,000,000.00. "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are required or permitted to be closed.

         Interest shall be payable monthly in arrears from the date the proceeds of any Advance under the Loan are made available to Borrower by Lender hereunder, on the aggregate unpaid principal amount of the outstanding balance outstanding from time to time, on the first Business Day of each month occurring after the date of the first Advance under the Loan and continuing until the Maturity Date of the Loan, whether by acceleration or otherwise. Principal owing under the Loan shall be paid upon maturity of the Loan, whether by acceleration or otherwise. Principal and interest shall be paid to Lender at its address set forth above or at such other place as the holder of this Note shall designate in writing to Borrower.

         As used herein, the term "Prime Rate" means the rate which LaSalle National Bank, a national banking association ("LaSalle"), announces, publishes or designates from time to time as its prime lending rate in effect at its principal office in Chicago, Illinois. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by LaSalle to any customer. Any change in the Prime Rate shall be effective for purposes of this Note on the date of such change without notice to Borrower. Interest shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

         This Note is secured by a Security Agreement of even date herewith, and all obligations of Borrower under this Note are subject to the terms and conditions of a Subordination Agreement of even date herewith.

         It is understood and agreed that if any of the following events (herein called an "Event of Default") shall occur:

         1.       Borrower fails to make any payment due and owing hereunder;

         2. A "HouTex Event of Default" has occurred and is continuing under the Loan Agreement dated as of January 7, 1997, by and among Borrower, Lender and LaSalle (the "Loan Agreement") beyond any applicable cure periods; or a default or event of default has occurred or is continuing under any other agreement of Borrower: (a) in respect of money borrowed, (b) evidenced by a note, debenture or other like written obligation to pay money, (c) in respect of rent or hire of property (real, personal or mixed, whether tangible or intangible) under capitalized leases or for the deferred purchase price of any such property or (d) in respect of obligations under conditional sales or other title retention agreements, and all guaranties of any and all of the foregoing;

         3. Borrower applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for Borrower, or in the absence of such application, a trustee, receiver or other custodian is appointed for Borrower, or any bankruptcy, reorganization, dissolution or liquidation proceeding is instituted by or against Borrower;

then Lender is hereby authorized and empowered, at its option, to declare, without notice or demand of any kind, this Note to be immediately due and payable, whether or not such default be thereafter remedied by the undersigned, and Lender may, but is not obligated to, immediately proceed to exercise any right, power or remedy provided in this Note or by law or in equity conferred.

         BORROWER WAIVES THE BENEFIT OF ANY LAW THAT WOULD OTHERWISE RESTRICT OR LIMIT LENDER'S EXERCISE OF ITS RIGHT, WHICH BORROWER HEREBY ACKNOWLEDGES, FROM TIME TO TIME FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT, WITHOUT DEMAND OR NOTICE OF ANY KIND, TO SET OFF AND TO APPROPRIATE AND APPLY ANY AND ALL BALANCES, CREDITS, DEPOSITS, ACCOUNTS, MONEYS, CASH EQUIVALENTS AND ANY OTHER INDEBTEDNESS AT ANY TIME HELD OR OWING BY LENDER TO OR FOR THE CREDIT OR THE ACCOUNT OF BORROWER AGAINST AND ON THE ACCOUNT OF THE OBLIGATIONS AND LIABILITIES OF BORROWER TO LENDER HEREUNDER. AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF ANY EVENT OF DEFAULT, BORROWER HEREBY ASSIGNS AND TRANSFERS TO LENDER ANY AND ALL CASH, NEGOTIABLE INSTRUMENTS, DOCUMENTS OF TITLE, CHATTEL PAPER, SECURITIES, CERTIFICATES OF DEPOSIT, DEPOSIT ACCOUNTS, OTHER CASH EQUIVALENTS AND OTHER ASSETS OF BORROWER IN THE POSSESSION OR CONTROL OF LENDER FOR ANY PURPOSE.

         BORROWER RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO WITH RESPECT TO THE COLLATERAL AND AGREES THAT LENDER SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR MISTAKES OF FACT OR LAW EXCEPT FOR ANY ERROR OR MISTAKE ARISING EXCLUSIVELY FROM LENDER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES IRREVOCABLY ANY RIGHT IT MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, ANY LOAN INSTRUMENT, ANY OBLIGATION OR THE COLLATERAL, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH LENDER AND BORROWER ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO GRANT ANY FINANCIAL ACCOMMODATION TO BORROWER.

         Borrower waives any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender's rights hereunder and under any Loan Instrument, and hereby consents to and waives notice of release, with or without consideration, of Borrower or of any "Collateral" defined in the Security Agreement of even date herewith.

         Lender may at any time transfer this Note and Lender's rights hereunder and in any or all of the Collateral, and Lender thereafter shall be relieved from all liability with respect to such Collateral.

         TO INDUCE LENDER TO MAKE THE LOAN EVIDENCED BY THIS NOTE, BORROWER IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OF OR IN CONSEQUENCE OF THIS NOTE, ANY LOAN INSTRUMENT OR ANY OTHER AGREEMENT WITH LENDER, OR THE COLLATERAL,

SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS, AND BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID CITY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

         The Loan evidenced hereby has been made and this Note has been delivered at Lender's main office in Chicago, Illinois. This Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon Borrower and its legal representatives, successors and assigns. If this Note contains any blanks when executed by Borrower, Lender is hereby authorized, without notice to Borrower, to complete any such blanks according to the terms upon which the Loan was granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

         As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction.

         IN WITNESS WHEREOF, Borrower has executed this Note as of the date set forth above.

                                                 HOUTEX METALS COMPANY, INC.



                                                 By: /s/ Gerard M. Jacobs
                                                     --------------------------
                                                 Name: GERARD M. JACOBS
                                                       ------------------------
                                                 Its: Vice President
                                                      ------------------------